                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 SCHEDULE 13E-3


                        RULE 13e-3 TRANSACTION STATEMENT
        (PURSUANT TO SECTION 13(e) OF THE SECURITIES EXCHANGE ACT OF 1934
                           AND RULE 13e-3 THEREUNDER)
                                 AMENDMENT NO. 3


                               SKYLINE CHILI, INC.
                                (Name of Issuer)

SKYLINE CHILI, INC.                             PHILLIP M. LEWIS, JR.
SKYLINE ACQUISITION CORP.                       FLEET VENTURE RESOURCES, INC.
KEVIN R. MCDONNELL                              FLEET EQUITY PARTNERS VI, L.P.
JEFFRY W. SHELTON                               KENNEDY PLAZA PARTNERS
THOMAS L. ALLEN                                 CHISHOLM PARTNERS III, L.P.
                       (Name of Persons Filing Statement)

                                  COMMON STOCK
                         (Title of Class of Securities)

                                   8308121104
                      (CUSIP Number of Class of Securities)

                               Kevin R. McDonnell
                               Skyline Chili, Inc.
                              4180 Thunderbird Lane
                              Fairfield, Ohio 45014
                                 (513) 874-1188

                                 WITH COPIES TO:

Mark J. Zummo, Esq.                             Richard G. Small, Esq.
Kohnen & Patton LLP                             Edwards & Angell
1400 Carew Tower                                2700 Hospital Trust Tower
Cincinnati, Ohio  45202                         Providence, RI 02903
(513) 381-0656                                  (401) 274-9200

       (Name, Address and Telephone Number of Person Authorized to Receive Notices and Communications on Behalf of Persons Filing Statement)

         This statement is filed in connection with (check the appropriate box):
         a.       [X]      The filing of solicitation materials or an
                           information statement subject to Regulation 14A,
                           Regulation 14C, or Rule 13e-3(c) under the Securities
                           Exchange Act of 1934.
         b.       [  ]     The filing of a registration statement under the
                           Securities Act of 1933.
         c.       [  ]     A tender offer.
         d.       [  ]     None of the above.


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         Check the following box if the soliciting materials referred to in checking box (a) are preliminary copies. [ ]

                            Calculation of Filing Fee

         Transaction Valuation*                      Amount of Filing Fee

         $23,633,951                                          $4,726.79

[X] Check box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Amount Previously Paid:            $4,726.79                           Filing Party:  Skyline Chili, Inc.
Form or Registration No.:          Preliminary Proxy Statement         Date Filed: December 5, 1997
                                   Schedule 14A

-------------------------

* For purposes of calculating the fee only. This transaction applies to an aggregate of 3,389,173 outstanding shares (the "Cash Out Shares") of Common Stock of Skyline Chili, Inc. (the "Company") computed as follows: (i) 3,397,773 outstanding shares of the Company's Common Stock, less (ii) 8,600 shares (the "Management Shares") held by certain members of management which will be exchanged for shares of common stock of the surviving corporation in the transaction, as described in the Proxy Statement submitted as Exhibit (d)(7) hereto.

         The cash consideration being offered to shareholders of the Company for each share of Common Stock is $6.75 per share (other than with respect to the Management Shares).

         The proposed maximum aggregate value of the transaction is $23,633,951 (the sum of (i) the product of the Cash Out Shares and $6.75, and (ii) cash consideration of $757,033 to be paid for options being surrendered in connection with the transaction.) The total fee of $4,726.79 was paid by wire transfer on December 4, 1997 to the Federal lock box depository account at Mellon Bank. The amount of the filing fee, calculated in accordance with Rule 0-11 promulgated under the Securities Exchange Act of 1934, as amended, equals 1/50 of one percent of the maximum aggregate value of the transaction.

         This Transaction Statement (the "Statement") is being filed with the Securities and Exchange Commission jointly by (i) the Company, (ii) Kevin R. McDonnell, Jeffry W. Shelton, Thomas L. Allen and Phillip M. Lewis, Jr. (collectively, the "Management Group"), (iii) Skyline Acquisition Corp., an Ohio corporation ("Acquisition Co."), and (iv) Fleet Venture Resources, Inc., a Rhode Island corporation, Fleet Equity Partners VI, L.P., a Delaware limited partnership, Kennedy Plaza Partners, a Rhode Island general partnership, and Chisholm Partners III, L.P., a Delaware limited partnership (collectively "Fleet"), in connection with the filing of a Proxy Statement by the Company under the Securities Exchange Act of 1934, as amended.



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         This Statement relates to a proposal to adopt an Agreement and Plan of
Merger (the "Merger Agreement") among the Company, certain consenting shareholders of the Company and Acquisition Co. dated November 26, 1997, as amended, pursuant to which Skyline Acquisition Corp. will be merged with and into the Company (the "Merger"). Upon the consummation of the Merger, each outstanding share of Common Stock (other than the Management Shares and an as yet unknown number of shares held by shareholders who may perfect their dissenters' rights), will be converted into the right to receive $6.75 in cash for each share of Common Stock. Following the consummation of the Merger, the Company will be owned by the Management Group and Fleet.

         Pursuant to General Instruction F to Schedule 13E-3, the information identified below as contained in the Proxy Statement is hereby incorporated by reference in answer to the items of this Schedule. Where substantially identical information required by Schedule 13E-3 is included under more than one caption, reference may be made to only one caption of the Proxy Statement.

                              CROSS REFERENCE SHEET


Item of                                    Location in Proxy Statement
Schedule 13E-3                             (For Incorporation by Reference)
--------------                             --------------------------------

ITEM 1.  ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION

(a)......................................  "SUMMARY - Date, Time and Place of Special Meeting";
                                           "SUMMARY - Parties to the Merger"

(b)......................................  "SUMMARY - Purpose of the Special Meeting"; "SUMMARY - Record
                                           Date and Quorum"; "SUMMARY - Market Prices of Common Stock
                                           and Dividends"; "MARKET PRICES OF COMMON STOCK AND
                                           DIVIDENDS"

(c) - (d)................................  "SUMMARY - Market Prices of Common Stock and Dividends";
                                           "MARKET PRICES OF COMMON STOCK AND DIVIDENDS"

(e)......................................  Not applicable

(f)......................................  "SPECIAL FACTORS - Conflicts of Interest"

ITEM 2.  IDENTITY AND BACKGROUND.

This Schedule 13E-3 is being filed by (i) Skyline Chili, Inc., the issuer of the class of equity securities which is the subject of this Rule 13e-3 transaction,
(ii) Kevin R. McDonnell, Jeffry W. Shelton, Thomas L. Allen and Phillip M. Lewis, Jr., (iii) Skyline Acquisition Corp, and (iv) Fleet Venture Resources, Inc., Fleet Equity Partners VI, L.P., Kennedy Plaza Partners, and Chisholm Partners III, L.P.

(a) - (d)................................  "SUMMARY - Parties to the Merger" ;"CERTAIN INFORMATION
                                           CONCERNING THE COMPANY, THE MANAGEMENT GROUP,
                                           ACQUISITION CO., AND FLEET"



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
Item of                                    Location in Proxy Statement
Schedule 13E-3                             (For Incorporation by Reference)
--------------                             --------------------------------

(e) - (f)................................  During the past five years, none of the persons listed in the Proxy
                                           Statement under the caption "CERTAIN INFORMATION CONCERNING THE COMPANY,,THE
                                           MANAGEMENT GROUP, ACQUISITION CO. AND FLEET" except to the extent described under such caption, (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violation of, or prohibiting activities subject to, federal or state securities laws or finding any violation of such laws.

(g)......................................  "CERTAIN INFORMATION CONCERNING THE COMPANY, THE MANAGEMENT GROUP,
                                           ACQUISITION CO. AND FLEET"

ITEM 3.  PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS

(a)(1)...................................  Not applicable

(a)(2)...................................  "SPECIAL FACTORS - Background of Merger"; "SPECIAL FACTORS
                                           - Conflicts of Interest"

(b)......................................  "SPECIAL FACTORS - Background of Merger"; "SPECIAL FACTORS
                                           - Conflicts of Interest"

ITEM 4.  TERMS OF THE TRANSACTION

(a)......................................  "SPECIAL FACTORS - Conflicts of Interest"; "THE MERGER"

(b)......................................  "SPECIAL FACTORS - Background of the Merger"; "SPECIAL
                                           FACTORS - Conflicts of Interest"; "SPECIAL FACTORS -
                                           Certain Effects of the Merger"; "THE MERGER"

ITEM 5.  PLANS OR PROPOSALS  OF THE ISSUER OR AFFILIATE

(a) - (g)................................  "SPECIAL FACTORS - Conflicts of Interest"; "SPECIAL FACTORS -
                                           Certain Effects of the Merger"; "SPECIAL FACTORS - Conduct of the
                                           Company's Business After the Merger"; "THE MERGER - Financing"

ITEM 6.  SOURCES AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

(a) - (d)................................  "SPECIAL FACTORS - Purpose and Reasons of the Management Group
                                           and Fleet"; "SPECIAL FACTORS - Conflicts of Interest"; "THE
                                           MERGER - Financing"; "PROXY SOLICITATION"


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
Item of                                    Location in Proxy Statement
Schedule 13E-3                             (For Incorporation by Reference)
--------------                             --------------------------------

ITEM 7.  PURPOSES, ALTERNATIVES, REASONS AND EFFECTS
(a) - (c)................................  "SPECIAL FACTORS - Background of the Merger"; "SPECIAL
                                           FACTORS - The Special Committee's and Board's Recommendation";
                                           "SPECIAL FACTORS - Purpose and Reasons of the Management Group
                                           and Fleet"; "SPECIAL FACTORS - Position of the Management Group,
                                           Fleet and Acquisition Co. as to Fairness of the Merger"

(d)......................................  "SPECIAL FACTORS - The Special Committee's and Board's
                                           Recommendation"; "SPECIAL FACTORS - Conflicts of Interest";
                                           "SPECIAL FACTORS - Certain Effects of the Merger"; "FEDERAL
                                           INCOME TAX CONSEQUENCES"

ITEM 8.  FAIRNESS OF THE TRANSACTION

(a) - (f)................................  "SPECIAL FACTORS -  Background of Merger"; "SPECIAL
                                           FACTORS - The Special Committee's and Board's Recommendation";
                                           "SPECIAL FACTORS - Opinion of Equitable"; "SPECIAL FACTORS -
                                           Position of the Management Group, Fleet and Acquisition Co.
                                           as to Fairness of Merger"; "APPROVAL OF THE MERGER AND
                                           DISSENTERS' RIGHTS - Required Shareholder Votes"

ITEM 9.  REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS

(a) - (c)................................  "SPECIAL FACTORS - Background of Merger"; "SPECIAL FACTORS
                                           - Opinion of Equitable"; "APPENDIX B"

ITEM 10. INTEREST IN SECURITIES OF THE ISSUER

(a)......................................  "SPECIAL FACTORS - Conflicts of Interest"; "PRINCIPAL
                                           SHAREHOLDERS AND STOCK OWNERSHIP OF MANAGEMENT"

(b)......................................  Not applicable

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE
         ISSUER'S SECURITIES

                                           "SPECIAL FACTORS - Background of Merger"; "SPECIAL FACTORS - Conflicts
                                           of Interest"; "THE MERGER - Financing"; "APPROVAL OF THE MERGER
                                           AND DISSENTERS' RIGHTS - Required Shareholder Votes"


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

Item of                                    Location in Proxy Statement
Schedule 13E-3                             (For Incorporation by Reference)
--------------                             --------------------------------

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH
         REGARD TO THE TRANSACTIONS

(a) - (b)................................  "SPECIAL FACTORS - The Special Committee's and Board's
                                           Recommendation"; "SPECIAL FACTORS - Position of the Management
                                           Group, Fleet and Acquisition Co. as to Fairness of the Merger";
                                           "SPECIAL FACTORS - Conflicts of Interest"; "APPROVAL OF THE
                                           MERGER AND DISSENTERS' RIGHTS"

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION

(a)......................................  "APPROVAL OF THE MERGER AND DISSENTERS' RIGHTS";
                                           "APPENDIX C"

(b) - (c)................................  Not applicable

ITEM 14. FINANCIAL INFORMATION

(a)......................................  "SELECTED CONSOLIDATED FINANCIAL DATA"; "MANAGEMENT'S DISCUSSION AND ANALYSIS
                                           OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS"; Company's Financial
                                           Statements (as set forth in the "FS" pages) accompanying the Proxy Statement

(b)......................................  Not applicable

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED

(a) - (b)................................  "PROXY SOLICITATION"; "THE MERGER - Financing"; "SPECIAL FACTORS -
                                           Conflicts of Interest"

ITEM 16. ADDITIONAL INFORMATION

The Proxy Statement and the Financial Statements and Appendices attached thereto.

ITEM 17. MATERIALS TO BE FILED AS EXHIBITS.



(a)......................................  (1)      Letter dated March 26, 1998 from The Provident Bank to Fleet
                                                    Venture Resources, Inc. and Skyline Chili, Inc. (1)



(b)......................................  (2)      Opinion of Equitable Securities Corporation dated November 20,
                                                    1997 (included as Appendix B to the Definitive Proxy Statement of Skyline Chili, Inc. filed February 13, 1998) (4)




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Item of
Schedule 13E-3
--------------

                                           (3)      Presentation materials to the Special Committee of the Board of
                                                    Directors of Skyline Chili, Inc. prepared by Equitable Securities
                                                    Corporation dated November 20, 1997 (2)

(c)......................................  (4)      Agreement and Plan of Merger dated November 26, 1997
                                                    between the Company, certain consenting shareholders of the
                                                    Company, and Skyline Acquisition Corp., as amended by a First
                                                    Amendment to Agreement and Plan of Merger dated January 9,
                                                    1998 (included as Appendix A to the Definitive Proxy Statement of Skyline Chili, Inc. filed February 13, 1998) (4)


                                           (5)      Second Amendment to Agreement and Plan of Merger dated March 20, 1998 between the Company, certain consenting shareholders of the Company and Skyline Acquisition Corp. (6)


                                           (6)      Investment Agreement dated November 26, 1997 between Skyline Acquisition Corp.,
                                                    Fleet Venture Resources Inc. and certain affiliated entities, the Management
                                                    Group and certain other key employees of the Company (2)

                                           (7)      Form of Stockholders' Agreement to be entered into between the Company,
                                                    Fleet Venture Resources, Inc. and certain affiliated entities, the
                                                    Management Group and certain other key employees of the Company (3)

(d)......................................  (8)      Chairman's Letter to Shareholders, Notice of Special Meeting of
                                                    Shareholders and Definitive Proxy Statement of Skyline Chili,
                                                    Inc. filed February 13, 1998 (4)

                                           (9)      Definitive Proxy Statement of Skyline Chili, Inc. - Additional
                                                    Materials filed February 27, 1998 (5)

                                           (10)     Definitive Proxy Statement of Skyline Chili, Inc. - Additional
                                                    Materials filed March 26, 1998 (6)

(e)......................................  (11)     Sections 1701.84 and 1701.85 of the Ohio Revised Code
                                                    included as Appendix C to the Definitive Proxy Statement of
                                                    Skyline Chili, Inc. filed February 13, 1998, and the Section of that Proxy Statement entitled "APPROVAL OF THE MERGER
                                                    AND DISSENTERS' RIGHTS"  (4)

(f)......................................  Not Applicable

(1)      Filed herewith.



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(2)      Incorporated herein by reference from the preliminary Schedule 13E-3 filed by Skyline Chili, Inc. on December 5, 1997, File No. 5-40057.

(3) Incorporated herein by reference from Amendment No. 1 to Schedule 13E-3 filed by Skyline Chili, Inc. on January 20, 1998, File No. 5-40057.

(4) Incorporated herein by reference from the Definitive Proxy Statement of Skyline Chili, Inc. filed February 13, 1998.

(5) Incorporated herein by reference from the Definitive Proxy Statement of Skyline Chili, Inc. - Additional Materials filed February 27, 1998.

(6) Incorporated herein by reference from the Definitive Proxy Statement of Skyline Chili, Inc. - Additional Materials filed March 26, 1998.




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                                   SIGNATURES

         After due inquiry and to the best of my knowledge and belief, I certify that the information set forth in this statement is true, complete and correct.


SKYLINE CHILI, INC.                                           Date of Execution



By: /s/ KEVIN R. MCDONNELL                                    March 26, 1998
    ------------------------------------------
       Kevin R. McDonnell, President and Chief
       Executive Officer

SKYLINE ACQUISITION CORP.


By: /s/ BERNARD V. BUONANNO, III                              March 26, 1998
    ------------------------------------------
       Bernard V. Buonanno, III, President


/s/ KEVIN R. MCDONNELL                                        March 26, 1998
----------------------------------------------
KEVIN R. MCDONNELL


/s/ JEFFRY W. SHELTON                                         March 26, 1998
----------------------------------------------
JEFFRY W. SHELTON


/s/ THOMAS L. ALLEN                                           March 26, 1998
----------------------------------------------
THOMAS L. ALLEN


/s/ PHILLIP M. LEWIS, JR.                                     March 26, 1998
----------------------------------------------
PHILLIP M. LEWIS, JR.

FLEET VENTURE RESOURCES, INC.


By: /s/ BERNARD V. BUONANNO, III                              March 26, 1998
    ------------------------------------------
       Bernard V. Buonanno, III
       Vice-President





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FLEET EQUITY PARTNERS VI, L.P.
By:    Fleet Growth Resources, II, Inc.,
       a General Partner


By: /s/ BERNARD V. BUONANNO, III                              March 26, 1998
    -----------------------------------------------
       Bernard V. Buonanno, III,  Vice-President



KENNEDY PLAZA PARTNERS

By: /s/ BERNARD V. BUONANNO, III                              March 26, 1998
    -----------------------------------------------
       Bernard V. Buonanno, III, Authorized Partner


CHISHOLM  PARTNERS III, L.P.

By:    Silverado III, L.P. a General Partner
By:    Silverado III, Corp., a General Partner


By: /s/ BERNARD V. BUONANNO, III                              March 26, 1998
    -----------------------------------------------
       Bernard V. Buonanno, III, Vice-President